UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2005




                             Atrium Companies, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                      333-20095                75-2642488

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


            3890 West Northwest Highway, Suite 500, Dallas, TX          75220
               (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 630-5757


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

On August 3, 2005, the Company's parent, ACIH, Inc. ("ACIH"), launched a consent solicitation pursuant to which ACIH solicited consents from holders of its outstanding 11 1/2% Senior Discount Notes due 2012 (the "Notes") to, subject to certain conditions, (a) waive the past defaults arising with respect to the Company's obligations to furnish to the holders of the Notes and file with the trustee under the indenture governing the Notes (the "Indenture") ACIH's consolidated financial statements prepared as described in the Indenture along with certain results of operations information for the year ended December 31, 2004 and the quarter ended March 31, 2005 through and including November 12, 2005 and any default or event of default under the Indenture arising therefrom and (b) amend the Indenture to extend the deadline for furnishing to the holders of the Notes and filing with the trustee under the Indenture ACIH's unaudited consolidated financial statements prepared as described in the Indenture along with certain results of operations information for the quarter ended June 30, 2005 to November 12, 2005. As of August 11, 2005, ACIH had received consents from holders of approximately $174 million in aggregate principal amount at stated maturity of the outstanding Notes, representing approximately 100% of the outstanding Notes. In connection with the consent solicitation, ACIH entered into a supplemental indenture to the Indenture. A copy of the Supplemental Indenture is filed as Exhibit 4.1 hereto and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits

(c)     Exhibits

       4.1 Supplemental Indenture, dated as of August 11, 2005, between ACIH, Inc. and U.S. Bank National Association.


The information in this Current Report on Form 8-K (this "Current Report") and the Exhibit attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ATRIUM COMPANIES, INC.



Date: August 15, 2005
                               By /s/ Philip J. Ragona
                                  ----------------------------------------------
                                  Name:  Philip J. Ragona
                                  Title: Senior Vice President & General Counsel

                                Index to Exhibits
                                -----------------


Exhibit No.       Description
--------------------------------------------------------------------------------
       4.1        Supplemental  Indenture,  dated as of August 11, 2005, between
                  ACIH, Inc. and U.S. Bank National Association.



*Filed herewith.